Exhibit 99.1

GCO Education Loan Funding Trust - I

Statements to Noteholders

For the period ending May 31, 2007

Pursuant to Article 12.04 of the Indenture of Trust, the following is provided to the trustee by the issuer.  The information shown in this Statement has not been independently verified, however, it is believed that the information is accurate to the best of the issuer’s knowledge.  In some circumstances, certain expenses have been accrued.

12.04 (a) the amount of payments with respect to each series of Notes paid with respect to principal during the preceding month;

Principal
Class	Reduction
A-1AR Notes	$—
A-3AR Notes	—
A-1L Notes	5,508,000
A-4AR Notes	—
A-5AR Notes	—
B-2AR Notes	—
A-2L Notes	6,625,000
A-3L Notes	—
A-6AR Notes	—
B-3AR Notes	—
A-4L Notes	10,280,000
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	—
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$22,413,000

12.04 (b) the amount of payments with respect to each series of Notes paid with respect to interest during the preceding month;

Class	Interest Paid
A-1AR Notes	$6,955
A-3AR Notes	120,759
A-1L Notes	659,045
A-4AR Notes	161,778
A-5AR Notes	494,200
B-2AR Notes	33,787
A-2L Notes	1,375,199
A-3L Notes	3,124,978
A-6AR Notes	509,250
B-3AR Notes	105,175
A-4L Notes	1,992,856
A-5L Notes	2,290,641
A-6L Notes	3,299,878
B-4AR Notes	134,400
A-7L Notes	1,185,800
A-8L Notes	4,992,240
A-9L Notes	1,929,546
A-10L Notes	3,174,601
A-11L Notes	4,148,524
$29,739,612

12.04 (c) the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over;

Interest Carryover	$—

GCO Education Loan Funding Trust - I

Statements to Noteholders

For the period ending May 31, 2007

12.04 (d) the principal balance of Financed Student Loans as of the close of business on the last day of the preceding month;

Principal Balance of Financed Student Loans	$2,312,468,980

12.04 (e) the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of the preceding month, after giving effect to payments allocated to principal reported under paragraph (a) above;

Class	Balance
A-1AR Notes	$1,700,000
A-2AR Notes	—
A-3AR Notes	29,350,000
B-1AR Notes	—
A-1L Notes	43,871,000
A-4AR Notes	32,000,000
A-5AR Notes	60,000,000
B-2AR Notes	8,000,000
A-2L Notes	97,750,000
A-3L Notes	235,000,000
A-6AR Notes	100,000,000
B-3AR Notes	25,000,000
A-4L Notes	140,974,000
A-5L Notes	171,000,000
A-6L Notes	245,000,000
B-4AR Notes	32,000,000
A-7L Notes	90,000,000
A-8L Notes	372,000,000
A-9L Notes	143,000,000
A-10L Notes	234,000,000
A-11L Notes	303,600,000
$2,364,245,000

GCO Education Loan Funding Trust - I

Statements to Noteholders

For the period ending May 31, 2007

12.04 (f) the interest rate for any series of variable rate Notes, indicating how such interest rate is calculated;

Class	Rate
A-1AR Notes	5.250%
A-3AR Notes	5.300%
A-1L Notes	5.460%
A-4AR Notes	5.000%
A-5AR Notes	5.300%
B-2AR Notes	5.350%
A-2L Notes	5.390%
A-3L Notes	5.440%
A-6AR Notes	5.240%
B-3AR Notes	5.350%
A-4L Notes	5.390%
A-5L Notes	5.480%
A-6L Notes	5.510%
B-4AR Notes	5.350%
A-7L Notes	5.390%
A-8L Notes	5.490%
A-9L Notes	5.520%
A-10L Notes	5.550%
A-11L Notes	5.590%

12.04 (g) the amount of the servicing fees allocated to the Servicer as of the close of business on the last day of the preceding month;

Servicing fees	Fees paid
Master servicing fees	2,500
Sub-servicing fees	199,297

12.04 (h) the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees,

broker-dealer fees, if any, fees paid to the Delaware Trustee, the Indenture Trustee and the Eligible Lender Trustee,

all allocated as of the close of business on the last day of the preceding month;

Program Expenses	Fees Paid
Administration fee	2,500
Auction agent fees	—
Market agent fees (not applicable)	—
Calculation agent fees (not applicable)	—
Broker-dealer fees	46,984
Fees paid to Delaware Trustee	—
Fees paid to Indenture Trustee/Eligible Lender Trustee	—

12.04 (i) the amount of the Recoveries of Principal and interest received during the preceding month relating to

Financed Student Loans;

Recoveries	$10,965,394	4,849,284	15,814,678

Of the total amount recovered above, $1,205,387.49 was in-transit as of 05/31-07, and was received in early June.

GCO Education Loan Funding Trust - I

Statements to Noteholders

For the period ending May 31, 2007

12.04 (j) the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of the preceding month;

	Balance	Withdrawals

Reserve Fund	$17,899,935	—

Acquisition Fund:

12.04 (k) the portion, if any, of the payments attributable to amounts on deposit in the Acquisition Fund;

$—
Total	$—

12.04 (l) the aggregate amount, if any, paid by the Indenture Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during the preceding month;

$—

12.04 (m) the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Revenue Fund;

$—

12.04 (n) the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during the preceding month;

Loans Sold From the Trust	$—

12.04 (o) the number and principal amount of Financed Student Loans, as of the close of business on the last day of the preceding month, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

Delinquencies	Number	Principal
0 - 30 days *	1,180	$29,314,888
31 - 60 days	1,539	51,061,837
61 - 90 days	658	21,161,842
91 - 120 days	474	15,248,667
Over 120 days	1,617	45,541,830
Claims filed	245	8,283,247
	5,713	$170,612,310

*                    Two (2) subservicers do not provide information on delinquent loans that may fall in the 0 - 30 day catergory.

GCO Education Loan Funding Trust - I

Statements to Noteholders

For the period ending May 31, 2007

12.04 (p) the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of the preceding month; and

Value of the Trust Estate	Balance	Accrued Interest	Total
Revenue Fund (Including Capitalized Interest Account)	$18,763,821	$387,963	$19,151,784
Reserve Fund	17,899,935	83,207	17,983,142
Acquisition Fund	—	0	0
Redemption Fund	34,450,000	2,932	34,452,932
Student Loan Receivable	2,312,468,980	39,669,326	2,352,138,306
Total	$2,383,582,736	$40,143,428	$2,423,726,164

Class	Balance	Accrued Interest	Total
A-1AR Notes	$1,700,000	$3,967	$1,703,967
A-2AR Notes	—	—	—
A-3AR Notes	29,350,000	30,247	29,380,247
B-1AR Notes	—	—	—
A-1L Notes	43,871,000	39,923	43,910,923
A-4AR Notes	32,000,000	26,667	32,026,667
A-5AR Notes	60,000,000	53,000	60,053,000
B-2AR Notes	8,000,000	28,533	8,028,533
A-2L Notes	97,750,000	87,812	97,837,812
A-3L Notes	235,000,000	213,067	235,213,067
A-6AR Notes	100,000,000	14,556	100,014,556
B-3AR Notes	25,000,000	81,736	25,081,736
A-4L Notes	140,974,000	126,642	141,100,642
A-5L Notes	171,000,000	156,180	171,156,180
A-6L Notes	245,000,000	224,992	245,224,992
B-4AR Notes	32,000,000	76,089	32,076,089
A-7L Notes	90,000,000	80,850	90,080,850
A-8L Notes	372,000,000	340,380	372,340,380
A-9L Notes	143,000,000	131,560	143,131,560
A-10L Notes	234,000,000	216,450	234,216,450
A-11L Notes	303,600,000	282,854	303,882,854
	$2,364,245,000	$2,215,503	$2,366,460,503

Value of the Trust Estate:
Student Loans - unpaid principal			$2,312,468,980
Student Loans - accrued interest/special allowance			39,669,326
Funds held on deposit			71,113,756.23
Funds held on deposit - accrued interest			474,102
Total			$2,423,726,164

Unpaid principal balance of Notes Outstanding			$2,364,245,000
Unpaid principal balance of Senior Notes Outstanding			$2,299,245,000

Parity - Notes Outstanding			102.52%
Parity - Senior Notes Outstanding			105.41%

12.04 (q) the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment.

	Number	Principal	%
Rejected federal reimbursement claims	—	$—	0.00%
Financed Student Loans in forbearance	4,696	233,413,853	10.09%
Financed Student Loans in deferment	9,010	376,764,944	16.29%